As filed with the Securities and Exchange Commission on August 7, 2008.

File No. 333-124577

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-3

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

SUPERIOR ESSEX INC.

(Exact name of Registrant as specified in its charter)

Delaware	20-0282396
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

150 Interstate North Parkway, Atlanta, Georgia 30339

(770) 657-6000

(Address, including zip code, of principal executive offices)

BARBARA L. BLACKFORD Executive Vice President, General Counsel and Secretary Superior Essex Inc. 150 Interstate North Parkway Atlanta, Georgia 30339 (770) 657-6000
(Name, address and telephone number of agent for service)

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☐

DEREGISTRATION OF UNSOLD SECURITIES

This Post-Effective Amendment (this “Post-Effective Amendment”), filed by Superior Essex Inc., a Delaware corporation (the “Company”), removes from registration all securities registered under the Registration Statement on Form S-3 (Registration Number 333-124577) filed by the Company on May 3, 2005 (the “Registration Statement”), with the Securities and Exchange Commission, pertaining to the registration of $175,000,000 in debt securities, common stock, preferred stock and equity warrants.

On June 11, 2008, the Company entered into an Agreement and Plan of Merger (the “Agreement”) with LS Corp. (formerly known as LS Cable Ltd.), a corporation organized under the laws of the Republic of Korea (“Parent”). The Agreement was joined by Cyprus Acquisition Merger Sub, Inc. (“Purchaser”), a Delaware corporation and an indirect subsidiary of New LS Cable, pursuant to a Joinder Agreement dated as of June 30, 2008. The Agreement was further joined by LS Cable Ltd. (“New LS Cable”), a newly established corporation organized under the laws of the Republic of Korea and a wholly owned subsidiary of Parent, pursuant to an Assignment and Joinder Agreement dated as of July 2, 2008. The Agreement contemplated that Purchaser would merge with and into the Company, with the Company surviving as an indirect subsidiary of Parent (the “Merger”). The Merger became effective on August 7, 2008 at 5:00 p.m., New York City time (the “Effective Time”) as a result of filing a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware.

At the Effective Time, each share of common stock of the Company issued and outstanding immediately prior to the Merger was cancelled and (other than shares held in the treasury of the Company or owned by Parent or any direct or indirect wholly owned subsidiary of Parent or the Company or held by stockholders who properly demand and perfect appraisal rights under Delaware law) converted into the right to receive $45.00 per share in cash, without interest thereon and less any amounts required to be withheld under applicable U.S. federal, state or local tax laws.

As a result of the Merger, the Company has terminated all offerings of its securities pursuant to its existing registration statements, including the Registration Statement. All securities registered under the Registration Statement which remain unsold as of the date hereof are hereby removed from registration.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Superior Essex Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on August 7, 2008.

SUPERIOR ESSEX INC.

By:	/s/ Stephen M. Carter
Stephen M. Carter
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Stephen M. Carter Stephen M. Carter	Chief Executive Officer and President (Principal Executive Officer) and Director	August 7, 2008
/s/ David S. Aldridge David S. Aldridge	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	August 7, 2008
/s/ Tracye C. Gilleland Tracye C. Gilleland	Senior Vice President, Finance and Corporate Controller (Principal Accounting Officer)	August 7, 2008
* Monte R. Haymon	Chairman of the Board	August 7, 2008
* Stephanie W. Bergeron	Director	August 7, 2008
* Denys Gounot	Director	August 7, 2008
* James F. Guthrie	Director	August 7, 2008
* Andrew P. Hines	Director	August 7, 2008
* Thomas H. Johnson	Director	August 7, 2008

* Perry J. Lewis III	Director	August 7, 2008
* Joseph M. O’Donnell	Director	August 7, 2008
*By: /s/ Barbara L. Blackford Barbara L. Blackford Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on August 7, 2008.

SUPERIOR ESSEX COMMUNICATIONS LP

By:	SE Communications GP Inc.,
its General Partner

By:	/s/ Justin F. Deedy, Jr.
Justin F. Deedy, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Justin F. Deedy, Jr. Justin F. Deedy, Jr.	President (Principal Executive Officer) and Director	August 7, 2008
* David S. Aldridge	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer) and Director	August 7, 2008
* Stephen M. Carter	Director	August 7, 2008
*By: /s/ Barbara L. Blackford Barbara L. Blackford Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on August 7, 2008.

ESSEX GROUP, INC.
a Michigan corporation

By:	/s/ J. David Reed
J. David Reed
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ J. David Reed J. David Reed	President (Principal Executive Officer) and Director	August 7, 2008
* David S. Aldridge	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer) and Director	August 7, 2008
* Stephen M. Carter	Director	August 7, 2008
*By: /s/ Barbara L. Blackford Barbara L. Blackford Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on August 7, 2008.

SUPERIOR ESSEX HOLDING CORP.

By:	/s/ Justin F. Deedy, Jr.
Justin F. Deedy, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Justin F. Deedy, Jr Justin F. Deedy, Jr.	President (Principal Executive Officer) and Director	August 7, 2008
* David S. Aldridge	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer) and Director	August 7, 2008
* Stephen M. Carter	Director	August 7, 2008
*By: /s/ Barbara L. Blackford Barbara L. Blackford Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on August 7, 2008.

SE COMMUNICATIONS GP INC.

By:	/s/ Justin F. Deedy, Jr.
Justin F. Deedy, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Justin F. Deedy, Jr. Justin F. Deedy, Jr.	President (Principal Executive Officer) and Director	August 7, 2008
* David S. Aldridge	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer) and Director	August 7, 2008
* Stephen M. Carter	Director	August 7, 2008
*By: /s/ Barbara L. Blackford Barbara L. Blackford Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on August 7, 2008.

ESSEX INTERNATIONAL INC.

By:	/s/ J. David Reed
J. David Reed
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ J. David Reed J. David Reed	President (Principal Executive Officer) and Director	August 7, 2008
* David S. Aldridge	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer) and Director	August 7, 2008
* Stephen M. Carter	Director	August 7, 2008
*By: /s/ Barbara L. Blackford Barbara L. Blackford Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on August 7, 2008.

ESSEX CANADA INC.

By:	/s/ J. David Reed
J. David Reed
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ J. David Reed J. David Reed	President (Principal Executive Officer) and Director	August 7, 2008
* David S. Aldridge	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer) and Director	August 7, 2008
* Stephen M. Carter	Director	August 7, 2008
*By: /s/ Barbara L. Blackford Barbara L. Blackford Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on August 7, 2008.

ESSEX GROUP MEXICO INC.

By:	/s/ J. David Reed
J. David Reed
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ J. David Reed J. David Reed	President (Principal Executive Officer) and Director	August 7, 2008
* David S. Aldridge	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer) and Director	August 7, 2008
* Stephen M. Carter	Director	August 7, 2008
*By: /s/ Barbara L. Blackford Barbara L. Blackford Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on August 7, 2008.

ESSEX GROUP, INC.
a Delaware corporation

By:	/s/ J. David Reed
J. David Reed
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ J. David Reed J. David Reed	President (Principal Executive Officer) and Director	August 7, 2008
* David S. Aldridge	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer) and Director	August 7, 2008
* Stephen M. Carter	Director	August 7, 2008
*By: /s/ Barbara L. Blackford Barbara L. Blackford Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on August 7, 2008.

ESSEX MEXICO HOLDINGS, L.L.C.

By:	By: Essex Group, Inc., a Michigan corporation, its Manager

By:	/s/ J. David Reed
J. David Reed
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ J. David Reed J. David Reed	President (Principal Executive Officer) and Director	August 7, 2008
* David S. Aldridge	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer) and Director	August 7, 2008
* Stephen M. Carter	Director	August 7, 2008
*By: /s/ Barbara L. Blackford Barbara L. Blackford Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on August 7, 2008.

ESSEX WIRE CORPORATION

By:	/s/ J. David Reed
J. David Reed
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ J. David Reed J. David Reed	President (Principal Executive Officer) and Director	August 7, 2008
* David S. Aldridge	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer) and Director	August 7, 2008
* Stephen M. Carter	Director	August 7, 2008
*By: /s/ Barbara L. Blackford Barbara L. Blackford Attorney-in-Fact